FIRST AMENDMENT TO
CREDIT AGREEMENT AND ASSIGNMENT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT AGREEMENT (this "Amendment"), dated as of June 18, 2004, is entered into by and among OHI ASSET, LLC, a Delaware limited liability company, OHI ASSET (ID), LLC, a Delaware limited liability company, OHI ASSET (LA), LLC, a Delaware limited liability company, OHI ASSET (TX), LLC, a Delaware limited liability company, OHI ASSET (CA), LLC, a Delaware limited liability company, DELTA INVESTORS I, LLC, a Maryland limited liability company, DELTA INVESTORS II, LLC, a Maryland limited liability company (each of the foregoing entities shall be hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the Lenders identified on the signature pages hereto as the existing Lenders (the "Existing Lenders"), the Lenders identified on the signature pages hereto as the new Lenders (the "New Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent), Swing Line Lender and L/C Issuer.

RECITALS

A.   The Borrowers, the Existing Lenders and the Administrative Agent, are party to that certain Credit Agreement dated as of March 22, 2004 (the "Existing Credit Agreement").

B.   The Borrowers have requested to increase the Aggregate Revolving Committed Amount and to amend certain other provisions of the Existing Credit Agreement and the Existing Lenders have agreed to increase the Aggregate Revolving Committed Amount, the New Lenders have agreed to provide such increase of the Aggregate Revolving Committed Amount and the Existing Lenders have agreed to amend the Existing Credit Agreement in accordance with such request and as provided herein; and

C.   The Borrowers, the Existing Lenders and the New Lenders have agreed that the New Lenders shall become parties to the Existing Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

   "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

   "Amendment No. 1 Effective Date" is defined in Part III.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1   Designation of Co-Documentation Agent. Merrill Lynch Capital is hereby designated as a Co-Documentation Agent for the Lenders under the Existing Credit Agreement.

SUBPART 2.2   Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

(a)   The definition of "Eligible Assignee” shall be amended in its entirety to read as follows:

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent (such approval not to be unreasonably withheld), and (ii) unless an Event of Default has occurred and is continuing, the Borrower Representative (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Parent or any of the Parent’s Affiliates or Subsidiaries.

   (b)   Clause (b) of the definition of "Eligible Ground Lease” shall be amended in its entirety to read as follows:

“(b) that has a remaining term of not less than thirty (30) years; provided, however, with respect to that certain ground lease covering properties located at 200 Alabama Avenue, Muscle Shoals, Alabama, 500 John Aldridge Drive, Tuscumbia, Alabama and 813 Keeler Lane, Tuscumbia, Alabama, such remaining term may be less than thirty (30) years provided that such Borrower at all times possesses a valid and enforceable irrevocable option to purchase the fee interest in such properties with no conditions or contingencies other than the payment of a sum of less than $1000.00,”

SUBPART 2.3   Amendments to Section 2.01. Subsection 2.01 of the Existing Credit Agreement is hereby amended in the following respects: (i) clause (a)(i)(x) is amended in its entirety to read “(x) ONE HUNDRED SEVENTY FIVE MILLION DOLLARS ($175,000,000), the “Aggregate Revolving Committed Amount”) and”, (ii) the last sentence of subsection (c) is amended in its entirety to read “No Swing Line Loan shall remain outstanding for longer than five (5) Business Days and (iii) subsection (d) is deleted in its entirety.
SUBPART 2.4   New Section 10.23. The following new Section 10.23 is hereby added to the Existing Credit Agreement:

10.23   California Real Property Assets.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AT ANY TIME THAT ANY OF THE OBLIGATIONS SHALL BE SECURED BY REAL PROPERTY ASSETS LOCATED IN CALIFORNIA, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF, LENDER'S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY CREDIT DOCUMENT UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR, TO THE EXTENT REQUIRED BY SECTION 8.3 OF THIS AGREEMENT, ALL OF THE LENDERS, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE AGENT PURSUANT TO THE COLLATERAL DOCUMENTS OR THE ENFORCEABILITY OF THE OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE PARTIES AS REQUIRED ABOVE, SHALL BE NULL AND VOID. THIS PARAGRAPH SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS.

SUBPART 2.5   Replacement of Schedule 2.01. Schedule 2.01 of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.01 attached hereto is substituted therefor.

PART III
CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective as of the date (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied.

SUBPART 3.1 Amendment Effective Date. This Amendment shall be and become effective as of the date on which all of the conditions set forth in this Part III shall have been satisfied or waived by the Required Lenders and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1."

(a)   Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (i) the Borrower, (ii) the Required Lenders (as determined prior to giving effect to this Amendment), (iii) each of the New Lenders and (iv) the Administrative Agent.

(b)   Execution of Guarantor Consent. The Administrative Agent shall have received an acknowledgement and consent from each of the Guarantors.

(c)   New Promissory Note. Receipt by the Administrative Agent of any new or amended and restated Notes (to the extent requested by the Lenders) to reflect the revised commitment amounts.
(d)   Fees and Expenses. The Borrowers have paid (i) to the Administrative Agent and the Arranger all fees required under the Administrative Agent’s Fee Letter due in connection with the syndication of the increase in the Revolving Committed Amount, (ii) all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen, counsel to the Administrative Agent, (iii) if any Revolving Loans are outstanding as of the Amendment No. 1 Effective Date, the Borrowers shall make such payments and adjustments, if any, on the Revolving Loans (including payment of any break-funding amounts owing under Section 3.05 of the Existing Credit Agreement) as may be necessary to give effect to the revised commitment percentages and commitment amounts pursuant to Part IV below and (iv) to each of the New Lenders all upfront fees as necessary to secure the commitments of each such New Lender.
(e)   Other Items. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

PART IV
ASSIGNMENTS AND ASSUMPTIONS

Each Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from such Existing Lender, effective as of the Amendment No. 1 Effective Date, such interests in such Existing Lender's rights and obligations under the Existing Credit Agreement (including, without limitation, the Revolving Commitment of such Existing Lender on the Amendment No. 1 Effective Date and the Revolving Obligations) owing to such Existing Lender which are outstanding on the Amendment No. 1 Effective Date as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amounts and Revolving Commitment Percentages effected by the amendment to Schedule 2.01 to the Existing Credit Agreement pursuant to Subpart 2.3 hereof. From and after the Amendment No. 1 Effective Date (1) each of the New Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended by this Amendment) and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (2) each Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. Each Existing Lender (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned hereunder and such interest is free and clear of any lien, encumbrance or other adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Existing Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document. Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Existing Credit Agreement, as amended by this Amendment, (ii) it meets all requirements of an Eligible Assignee under the Existing Credit Agreement (subject to receipt of such consents as may be required under the Existing Credit Agreement), (iii) from and after the date hereof, it shall be bound by the provisions of the Existing Credit Agreement, as amended by this Amendment, as a Lender thereunder and, to the extent of the interest being assigned hereunder, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Existing Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the interest being assigned hereunder on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Existing Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

PART V
MISCELLANEOUS

SUBPART 5.1 Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 5.2 Representations and Warranties. Each Borrower hereby represents and warrants that it: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 5.3 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 5.4 Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 5.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.6 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement and Assignment Agreement be duly executed and delivered as of the date first above written.

BORROWERS:                 OHI ASSET, LLC
OHI ASSET (ID), LLC
OHI ASSET (LA), LLC
OHI ASSET (TX), LLC
OHI ASSET (CA), LLC
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC

By:   Omega Healthcare Investors, Inc.,
  the Sole Member of each such company

By:   /S/ DANIEL J. BOOTH
Name:   Daniel J. Booth
Title:     Chief Operating Officer

OMEGA HEALTHCARE

EXISTING LENDERS:           BANK OF AMERICA, N.A.,
                                    as Administrative Agent

By:     /S/ KEVIN WAGLEY
Name:  Kevin Wagley
Title:   Principal

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

By:     /S/ KEVIN WAGLEY
Name:  Kevin Wagley
Title:   Principal

OMEGA HEALTHCARE

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:     /S/ DIANE F. ROLFE
Name:  Diane F. Rolfe
Title:   Vice President

OMEGA HEALTHCARE

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:     /S/ JEFF ERHARDT
Name:  Jeff Erhardt
Title:   Authorized Signatory
OMEGA HEALTHCARE

NEW LENDERS:
 MERRILL LYNCH CAPITAL,
A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.,

as a Lender

By:     /S/ BRETT ROBINSON
Name:  Brett Robinson
Title:   Vice President

OMEGA HEALTHCARE

BANK ONE, N.A.,
as a Lender

By:     /S/ ELIZABETH D. LILLEY
Name:  Elizabeth D. Lilley
Title:   First Vice President

OMEGA HEALTHCARE

LASALLE BANK, N.A.
as a Lender

By:     /S/ GERALDINE M. RUDIG
Name:  Geraldine M. Rudig
Title:   First Vice President

OMEGA HEALTHCARE

THE PROVIDENT BANK,
as a Lender

By:     /S/ STEVEN J. BLOEMER
Name:  Steven J. Bloemer
Title:   Vice President

OMEGA HEALTHCARE

SCHEDULE 2.01

LENDERS AND COMMITMENTS

Lender	Revolving Commitment	Pro Rata Share of Revolving Commitment	Letter of Credit Commitment	Pro Rata Share of Letter of Credit Commitment

Bank of America, N.A.	$20,000,000	11.42857142858%	$2,857,142.85	11.42857142858%

UBS Loan Finance LLC	$20,000,000	11.42857142857%	$2,857,142.85	11.42857142857%

Deutsche Bank, AG	$20,000,000	11.42857142857%	$2,857,142.85	11.42857142857%

General Electric Capital Corporation	$35,000,000	20.00000000000%	$5,000,000.00	20.00000000000%

Merrill Lynch Capital	$20,000,000	11.42857142857%	$2,857,142.85	11.428571428%

Bank One, N.A.	$20,000,000	11.42857142857%	$2,857,142.85	11.428571428%

LaSalle Bank, N.A.	$20,000,000	11.42857142857%	$2,857,142.85	11.428571428%

The Provident Bank	$20,000,000	11.42857142857%	$2,857,142.85	11.428571428%

Total:	$175,000,000	100.00000000000%	$25,000,000	100.00000000000%

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CONSENT OF GUARANTORS

Each of the undersigned Guarantors, as a guarantor under the Guaranty, dated as of March 22, 2004, as amended (the “Guaranty”), hereby acknowledges and consents to the terms of the First Amendment to Credit Agreement and Assignment Agreement (the "Amendment") to which this Consent of Guarantors is attached, and agrees that the Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guaranty or the other Credit Documents. Each Guarantor further confirms that the Guaranty remains in full force and effect after giving effect thereto and represents and warrants that there is no defense, counterclaim or offset of any type or nature under the Guaranty.

Dated as of June 18, 2004

PARENT:	OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation
By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth

Title: Chief Operating Officer

SUBSIDIARY GUARANTORS:	ARIZONA LESSOR – INFINIA, INC.
BAYSIDE ALABAMA HEALTHCARE SECOND, INC.
BAYSIDE ARIZONA HEALTHCARE ASSOCIATES, INC.
BAYSIDE ARIZONA HEALTHCARE SECOND, INC.
BAYSIDE COLORADO HEALTHCARE ASSOCIATES, INC.
BAYSIDE COLORADO HEALTHCARE SECOND, INC.
BAYSIDE INDIANA HEALTHCARE ASSOCIATES, INC.
BAYSIDE STREET II, INC.
BAYSIDE STREET, INC.
CARE HOLDINGS, INC.
CENTER HEALTHCARE ASSOCIATES, INC.
CHERRY STREET – SKILLED NURSING, INC.
COLORADO LESSOR – CONIFER, INC.
DALLAS - SKILLED NURSING, INC.
FLORIDA LESSOR – CRYSTAL SPRINGS, INC.
FLORIDA LESSOR – EMERALD, INC.
FLORIDA LESSOR – FIVE FACILITIES, INC.
FLORIDA LESSOR – LAKELAND, INC.
FLORIDA LESSOR – MEADOWVIEW, INC.
FLORIDA LESSOR – WEST PALM BEACH AND SOUTHPOINT, INC.
GEORGIA LESSOR – BONTERRA/ PARKVIEW, INC.
HERITAGE TEXARKANA HEALTHCARE ASSOCIATES, INC.
INDIANA LESSOR – JEFFERSONVILLE, INC.
INDIANA LESSOR – WELLINGTON MANOR, INC.
JEFFERSON CLARK, INC.
LAKE PARK SKILLED NURSING, INC.
LONG TERM CARE – MICHIGAN, INC.
LONG TERM CARE – NORTH CAROLINA, INC.
LONG TERM CARE ASSOCIATES – ILLINOIS, INC.
LONG TERM CARE ASSOCIATES – INDIANA, INC.
LONG TERM CARE ASSOCIATES – TEXAS, INC.
OHI (CLEMMONS), INC.
OHI (CONNECTICUT), INC.
OHI (FLORIDA), INC.
OHI (GREENSBORO), INC.
OHI (ILLINOIS), INC.
OHI (INDIANA), INC.
OHI (IOWA), INC.
OHI (KANSAS), INC.
OHIO LESSOR – WATERFORD & CRESTWOOD, INC.
OHI OF KENTUCKY, INC.
OHI OF TEXAS, INC.
OHI SUNSHINE, INC.
OHIMA, INC.
OMEGA (KANSAS), INC.
OMEGA TRS I, INC.
OS LEASING COMPANY
PARKVIEW – SKILLED NURSING, INC.
PINE TEXARKANA HEALTHCARE ASSOCIATES, INC.
REUNION TEXARKANA HEALTHCARE ASSOCIATES, INC.
SAN AUGUSTINE HEALTHCARE ASSOCIATES, INC.
SKILLED NURSING – GASTON, INC.
SKILLED NURSING – HERRIN, INC.
SKILLED NURSING – HICKSVILLE, INC.
SKILLED NURSING – PARIS, INC.
SOUTH ATHENS HEALTHCARE ASSOCIATES, INC.
STERLING ACQUISITION CORP.
STERLING ACQUISITION CORP. II
TEXAS LESSOR – TREEMONT, INC.
WASHINGTON LESSOR - SILVERDALE, INC.
WAXAHACHIE HEALTHCARE ASSOCIATES, INC.
WEST ATHENS HEALTHCARE ASSOCIATES, INC.

By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth

Title: Chief Operating Officer

OHI ASSET (FL), LLC
OHI ASSET (IN), LLC
OHI ASSET (MI/NC), LLC
OHI ASSET (MO), LLC
OHI ASSET (OH), LLC
OHI ASSET II (CA), LLC OHI ASSET (FL) TARPON SPRINGS, PINELLAS PARK & GAINESVILLE, LLC NRS VENTURES, LLC
By: Omega Healthcare Investors, Inc., as the Sole Member of each of the companies
By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth

Title: Chief Operating Officer

TEXAS LESSOR - STONEGATE, LP
By: TEXAS LESSOR - STONEGATE GP, Inc., its General Partner
By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth

Title: Chief Operating Officer

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